EXHIBIT 24.2

POWER OF ATTORNEY

WHEREAS, the undersigned director of Cancer Genetics, Inc., a Delaware corporation (the “registrant”), desires to authorize Panna Sharma and Elizabeth Czerepak to act as his attorneys-in-fact and agents, for the purpose of executing and filing the registrant’s Registration Statement on Form S-1 described below, including all amendments and supplements thereto,

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS, that Franklyn G. Prendergast, M.D., Ph.D. whose signature appears below hereby constitutes and appoints Panna Sharma and Elizabeth Czerepak, and each of them, his true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to (i) act on, sign and file with the Securities and Exchange Commission this registration statement on Form S-1, any and all amendments (including post-effective amendments) to this registration statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto, (ii) act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith, (iii) act on and file any supplement to any prospectus included in this registration statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended and (iv) take any and all actions which may be necessary or appropriate to be done, as fully for all intents and purposes as he might or could do in person, hereby approving, ratifying and confirming all that such agent, proxy and attorney-in-fact or any of his substitutes may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 2 day of May, 2012.

Signatures	Title

Franklyn G. Prendergast, M.D., Ph.D.	Director